UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 11, 2006
Adams Respiratory Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51445	75-2725552
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
4 Mill Ridge Lane, Chester, New Jersey 07930
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (908) 879-1400
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On July 11, 2006, Adams Respiratory Therapeutics, Inc. (the “Company”) entered into a $25.0 million short-term credit facility (the “Credit Facility”) with Royal Bank of Canada (“RBC”). The Credit Facility will provide the Company with any short-term liquidity needs it may have prior to the closing of a longer term, permanent debt facility.
     The Credit Facility may be drawn in up to three separate advances, which will bear interest at LIBOR plus 0.75% or at the Base Rate, as defined in the Credit Facility, at the option of the Company. All advances under the Credit Facility are due and payable upon the earlier of: (i) 90 days after the Effective Date, as defined in the Credit Facility, and (ii) the date the Company enters into a permanent debt facility of $25.0 million or more. As of the date hereof, the Company has not drawn any such advances.
     The obligations of the Company under the Credit Facility are secured, pursuant to a security agreement (the “Security Agreement”), by a security interest granted in substantially all of the assets of the Company. The Credit Facility contains certain customary affirmative and negative operating covenants for a credit facility of this type but does not contain any financial covenants or ratios.
     The foregoing descriptions of the Credit Facility and the Security Agreement do not purport to be complete and are qualified in their entirety by reference to the Credit Facility and the Security Agreement, which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and are incorporated herein by reference.
Item 8.01. Other Events.
     On July 17, 2006, the Company issued a press release announcing that it has received a commitment for a 5-year $50 million senior secured revolving credit facility from RBC Capital Markets. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

10.1	Loan Agreement, dated as of July 11, 2006, by and between Adams Respiratory Therapeutics, Inc. and Royal Bank of Canada

10.2	Security Agreement, dated July 11, 2006, from Adams Respiratory Therapeutics, Inc. and the other Grantors named therein to Royal Bank of Canada

99.1	Press Release, dated July 17, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS RESPIRATORY THERAPEUTICS, INC. (Registrant)
July 17, 2006	By:	/s/ David P. Becker
David P. Becker
Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Loan Agreement, dated as of July 11, 2006, by and between Adams Respiratory Therapeutics, Inc. and Royal Bank of Canada

10.2	Security Agreement, dated July 11, 2006, from Adams Respiratory Therapeutics, Inc. and the other Grantors named therein to Royal Bank of Canada

99.1	Press Release, dated July 17, 2006